UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 20, 2005

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)
000-51323
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	93-3409596 (I.R.S. Employer Identification No.)
610 Palomar Avenue
Sunnyvale, California 94085
(Address of principal executive offices, with zip code)
(408) 830-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 2.1
EXHIBIT 99.1

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission contain or may contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or Registrant’s future financial performance. In some cases, forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue”, or the negative of these terms or other comparable terminology. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements with actual results.
Item 1.01 Entry into a Material Definitive Agreement.
Share Purchase Agreement
     On September 20, 2005, Micrus Endovascular Corporation (the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Mark Ellis and James MacKenzie (each a “Seller,” together the “Sellers”) for the entire issued share capital of Neurologic UK Limited, a company incorporated under the laws of England and Wales (“Neurologic”).
     Pursuant to the Purchase Agreement, Mark Ellis sold 50 Ordinary Shares, and James MacKenzie sold 50 Ordinary Shares to the Company for aggregate cash consideration of approximately $4,784,000 USD in addition to future multi-year revenue based earn-out payments, which are subject to an interest fee for late payments. All three earn-out payments shall be one-third of Neurologic’s product sales during specified periods.
     As a result of the purchase of the entire issued share capital of Neurologic, the Company will have a new wholly owned subsidiary in the UK and will change its name from Neurologic to Micrus Endovascular UK Limited (“Micrus UK”). Two of the Company’s Executive Officers, John T. Kilcoyne and Robert A. Stern will be appointed Directors of Micrus UK. Micrus has concurrently agreed to enter into long term Services Agreements with each of James MacKenzie and Mark Ellis, to provide for their employment by Micrus UK, as described further below.
     In addition, pursuant to the Purchase Agreement, Sellers agree to a non-competition provision to last for a period of six years, under which Sellers may not actively carry on any business that would compete with Neurologic’s business within the UK or Ireland. Similarly, Sellers agree not to solicit former clients, customers or suppliers of Neurologic for a period of three years from September 20, 2005. The Purchase Agreement and any disputes or claims arising in connection with its subject matter are governed by the laws of England and all such disputes or claims are subject to the jurisdiction of England.

     The foregoing description is a summary and is therefore qualified in its entirety by reference to the complete text of the Purchase Agreement, which is furnished as Exhibit 2.1 to this Current Report on Form 8-K.
     As a requirement of the Purchase Agreement, Neurologic has agreed to enter into a Management Services Agreement with U. K. Medical Limited, a company incorporated in England and Wales (“UKM”) for the benefit of the Company as well as Service Agreements between Neurologic and each of James MacKenzie and Mark Ellis.
Management Services Agreement
     On September 20, 2005, the Neurologic and UKM entered into a Management Services Agreement (the “Management Agreement”). Pursuant to the Management Agreement, UKM is to provide the Company with substantially similar services as were provided to Neurologic before entry into the Purchase Agreement, for similar business operation and support services as were provided to Neurologic before entry into the Purchase Agreement. The Management Agreement is effective until it is terminated by either party. The Company will pay UKM the cost of services plus 10% of cost, subject to an interest fee for late payments as consideration for management services rendered. In addition to this payment, the Company must pay Neurologic’s outstanding obligations to UKM in monthly payments of approximately $27,000.
     Furthermore, pursuant to the Management Agreement, UKM and Neurologic have entered into a mutual agreement not to solicit each other’s employees during the term of the Management Agreement, and for 12 months following termination of the Management Agreement.
Service Agreements
     Similarly, as a requirement of the Purchase Agreement, Micrus has agreed to enter into Services Agreements with each of James MacKenzie and Mark Ellis to provide for their employment by Micrus UK.
     The Management Agreement and the Services Agreements and any disputes or claims arising in connection with their subject matter are governed by the laws of England and all such disputes or claims are subject to the jurisdiction of England.
Item 2.01 Completion of Acquisition or Disposition of Assets
     The information disclosed in Item 1.01 of this Current Report on form 8-K is incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statement of Business Acquired
     Financial Statements of Neurologic will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 days after the date of this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
     Pro forma financial information reflecting the effect of the acquisition of Neurologic will be filed by amendment to this Current Report on Form 8-K, in no event later than 71 days after the date of this Current Report on Form 8-K.
(c) Exhibits.

Exhibit	Description
2.1	Share Purchase Agreement, dated September 20, 2005, by and between Mark Ellis and James MacKenzie and Micrus Endovascular Corporation, for the entire issued share capital of Neurologic UK Limited.
99.1	Press Release dated September 21, 2005, titled “ Micrus Endovascular Acquires Neurologic UK Limited Distributor.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION
Date: September 26, 2005	By:	/s/ Robert A. Stern
		Name:	Robert A. Stern
		Title:	Executive Vice President, Chief Financial Officer, and Secretary

Exhibit Index

Exhibit
No.	Description
2.1	Share Purchase Agreement, dated September 20, 2005, by and between Mark Ellis and James MacKenzie and Micrus Endovascular Corporation, for the entire issued share capital of Neurologic UK Limited.
99.1	Press Release dated September 21, 2005, titled “ Micrus Endovascular Acquires Neurologic UK Limited Distributor.”